UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  February 12, 2002


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


    33-77286                                       52-2340150
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(Commission File Number)               (I.R.S. Employer Identification Number)


  211 East Lombard Street, #251, Baltimore, MD                   21202

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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (410) 659-0620
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(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

     On February 12, 2002, LSR issued a press release announcing that it had received commitments to purchase at least 4,000,000 shares of its voting common stock in a private placement transaction. A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and

         Exhibits


         (c)     Exhibits.


                 Exhibit

                 99.1    Press Release, dated February 12, 2002

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 12, 2002                    LIFE SCIENCES RESEARCH, INC.



                                     By:      /s/   Andrew H. Baker
                                              ------------------------------
                                     Name:     Andrew H. Baker
                                     Title:    Chairman and CEO

                                INDEX OF EXHIBITS


                                            Exhibits                  Page

Press Release dated February 12, 2002         99.1                      6